UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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CELLECTAR BIOSCIENCES, INC.

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Cellectar Biosciences, Inc.

3301 Agriculture Drive

Madison, Wisconsin 53716

Notice of Special Meeting in lieu of 2016 Annual Meeting of Stockholders

To Be Held on June 29, 2016

A special meeting of stockholders in lieu of the 2016 Annual Meeting of Stockholders of Cellectar Biosciences, Inc. (the “Special Meeting”) will be held on Wednesday, June 29, 2016 at 10:00 A.M., local time, at its headquarters at 3301 Agriculture Drive, Madison, Wisconsin 53716, for the following purposes:

1.	Vote upon the election of one Class II director;

2.	Approve an increase in the number of shares of common stock available for issuance under our 2015 Stock Incentive Plan by 350,000 shares ;

3.	Ratify the appointment of our independent registered public accounting firm;

4.	Approve the issuance of certain warrants to purchase shares of our common stock, in accordance with Nasdaq Marketplace Rule 5635(d);

5.	Approve the issuance of shares of our Series Z Convertible Preferred Stock and the issuance of the shares of our common stock issuable upon conversion thereof, in accordance with Nasdaq Marketplace Rule 5635(d); and

6.	Approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies to vote in favor of the foregoing proposals.

Our Board of Directors has fixed the close of business on Wednesday, May 25, 2016 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only stockholders of record at the close of business on May 25, 2016 will be entitled to vote at the Special Meeting or any adjournments thereof.

By order of the Board of Directors

Paul Bork, Secretary

Madison, Wisconsin

May 31, 2016

This proxy statement and the form of proxy are first being sent or given to stockholders on or about

June 2, 2016, pursuant to rules adopted by the Securities and Exchange Commission.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2016:

The Proxy Statement and 2015 Annual Report on Form 10-K

are available at http://www.cellectar.com ..

Cellectar Biosciences, Inc.

PROXY STATEMENT

FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 29, 2016

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at the Special Meeting in lieu of the 2016 Annual Meeting of Stockholders to be held our principal executive offices, located at 3301 Agriculture Drive, Madison, Wisconsin 53716, on June 29, 2016 and at any adjournment or adjournments thereof. We are a Delaware corporation.

We will bear any cost of solicitation. Some of our officers and employees may solicit proxies by correspondence, telephone or in person, without extra compensation. We may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to our stockholders on or about June 2, 2016.

We have fixed the close of business on May 25, 2016 as the record date for the Special Meeting. Only stockholders of record at the close of business on May 25, 2016 will be entitled to receive notice of, and to vote at, the Special Meeting. As of May 25, 2016, there were outstanding and entitled to vote 5,022,240 shares of our common stock, $0.00001 par value per share. Our by-laws require that a majority in interest of all stock issued, outstanding and entitled to vote at a meeting to constitute a quorum. Abstentions and broker non-votes will be counted as present or represented for purposes of determining the existence of a quorum. A “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Proposal 3 is considered a “routine” matter under the rules of the New York Stock Exchange applicable to broker discretionary voting and, as such, we do not expect to receive any broker non-votes on that proposal.

Proposal No. 1 (election of director) requires the affirmative vote of a plurality of the votes cast by holders of our common stock entitled to vote thereon, provided that a quorum is present. Proposal No. 2 (approval of an increase in the number of shares available for issuance under our 2015 Stock Incentive Plan), Proposal No. 3 (ratification of the appointment of our independent registered public accounting firm), Proposal No. 4 (approval of the issuance of warrants to purchase common stock), Proposal No. 5 (approval of the issuance of shares of Series Z Convertible Preferred Stock and common stock issuable upon conversion thereof) and Proposal No. 6 (adjournment of the meeting) each requires the affirmative vote of a majority of the votes cast by holders of our common stock entitled to vote thereon, provided that a quorum is present. Abstentions and broker non-votes will not be included in calculating the number of votes cast on Proposal No. 1, Proposal No. 2, Proposal No. 4, Proposal No. 5 or Proposal No. 6. Abstentions will not be included in calculating the number of votes cast on Proposal No. 3. Votes will be tabulated by American Stock Transfer & Trust Company, our transfer agent.

THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEE FOR DIRECTOR (PROPOSAL NO. 1), FOR THE APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER OUR 2015 STOCK INCENTIVE PLAN (PROPOSAL NO. 2), FOR THE RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL NO. 3), FOR THE APPROVAL OF THE ISSUANCE OF CERTAIN WARRANTS TO PURCHASE COMMON STOCK (PROPOSAL NO. 4), FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF SERIES Z CONVERTIBLE PREFERRED STOCK AND COMMON STOCK ISSUABLE UPON CONVERSION THEREOF (PROPOSAL NO. 5) AND FOR THE ADJOURNMENT OF THE SPECIAL MEETING (PROPOSAL NO. 6). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED BY THE HOLDERS OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including financial statements audited by Grant Thornton LLP, our independent registered public accounting firm, is being sent to each of our stockholders simultaneously with this proxy statement. The notice of special meeting, this proxy statement, and our 2015 Annual Report on Form 10-K are also available on the Internet at http://www.cellectar.com. This web site does not use “cookies” to track or identify visitors to the web site. Directions to the Special Meeting are available on the Internet at http://www.cellectar.com.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, The Proxy Advisory Group, LLC, at 18 East 41 st Street, 20 th Floor, New York, New York 10017, or by telephone at (212) 616-2181.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

Our Board of Directors currently consists of five directors and is divided into three classes. We refer to these classes as Class I, Class II and Class III. The term of one class of directors expires each year at the annual meeting of stockholders (or any special meeting in lieu thereof). Each director also continues to serve as a director until his or her successor is duly elected and qualified. This year, the term of the Class II directors is expiring. At a meeting of the Board of Directors held on May 12, 2016, Paul L. Berns, Chairman of the Board and a Class II Director, advised the Board that he would not stand for re-election at the end of his term due to the reduction in the number of public company boards on which a chief executive officer of a public company could serve and retain the support of a major proxy-advisory firm for election as a director of that CEO’s company. He is standing for re-election as a director of Anacor Pharmaceuticals Inc. next month.

Responding to Mr. Bern’s advice, our Board of Directors has reduced the number of Class II directors to one, effective at the start of the Special Meeting, and has re-nominated James V. Caruso to serve as a Class II director for a three-year term, until the 2019 Annual Meeting of Stockholders, and until his respective successor has been duly elected and qualified. The term of each of Messrs. Berns and Caruso will expire at the upcoming Special Meeting.

If the nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and our Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. Our nominee has consented to being named in this proxy statement and has agreed to serve if reelected, and our Board of Directors has no reason to believe that the nominee will be unable to serve.

Required Vote and Recommendation

The Class II director must be elected by a plurality of the votes properly cast at the Special Meeting. This means that the nominee receiving the highest number of FOR votes will be elected as a Class II director. Votes may be cast FOR or WITHHELD FROM the nominee. Votes that are WITHHELD FROM the nominee will be excluded entirely from the vote and will have no effect.

Our Board of Directors recommends that you vote FOR the election of Mr. James V. Caruso.

PROPOSAL NO. 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
AVAILABLE FOR ISSUANCE UNDER OUR 2015 STOCK INCENTIVE PLAN

Our Board of Directors has adopted and is seeking stockholder approval of an amendment to our 2015 Stock Incentive Plan (the “2015 Plan”) to increase the number of shares of common stock that are available to be issued under the 2015 Plan 350,000 shares (subject to adjustment for stock splits, stock dividends and similar events). There are currently 106,577 shares of common stock reserved for issuance under the 2015 Plan, none of which remained available for future grants or awards as of May 20, 2016. While some additional shares may become available, this number is not expected to be significant.

Our Board recommends this action in order to enable us to continue to provide equity compensation to attract, retain and motivate current and prospective directors, officers, employees and consultants. Our Board believes that stock options and other forms of equity compensation promote growth and provide a meaningful incentive to employees of successful companies.

As of May 25, 2016 there were 5,022,240 shares of our common stock outstanding. The increase of 350,000 shares of common stock available for grant under the 2015 Plan will result in additional potential dilution of our outstanding stock. Based solely on the closing price of our common stock on May 20, 2016 of $3.45 per share, the aggregate market value of the additional 350,000 shares of common stock to be reserved for issuance under the 2015 Plan would be $1,207,500.

The following is a summary of the material terms of our 2015 Stock Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the 2015 Plan. Stockholders are urged to read the actual text of the 2015 Stock Incentive Plan, as proposed to be amended, which is set forth as Appendix A to this proxy statement, in its entirety.

Summary of Our 2015 Stock Incentive Plan

The 2015 Plan will terminate on the tenth anniversary of its effective date, unless it is earlier terminated by our Board.

The 2015 Plan authorizes:

•	the grant of options to purchase common stock intended to qualify as incentive stock options (“incentive options”);
•	the grant of stock options not intended to qualify as incentive options (“nonqualified options”);
•	rights to purchase restricted and unrestricted shares of common stock;
•	rights to receive shares of common stock, cash payments or a combination of shares and cash based on, or measured by, appreciation in the market price of common stock (“stock appreciation rights”); and
•	awards entitling the recipient to acquire shares of common stock upon attainment of specified performance goals (“performance shares”).

The 2015 Plan is administered by the Compensation Committee of our Board consisting of at least two members who qualify as “outside directors” under Section 162(m) of the Internal Revenue Code and “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Compensation Committee selects the individuals to whom options are granted and determines the option exercise price and other terms of each award, subject to the provisions of the 2015 Stock Incentive Plan.

Awards may be granted under the 2015 Plan to officers, directors, employees, consultants and other individuals who render services to us. Incentive options may be granted under the 2015 Plan to our officers and other employees. As of May 20, 2016, four non-employee directors, three executive officers, 14 non-officer employees and five consultants were eligible to participate in the 2015 Stock Incentive Plan.

Incentive Options and Nonqualified Options. The exercise price of all options granted under the 2015 Plan must be at least equal to the fair market value of the common stock on the day immediately preceding the date of grant (110% in the case of an incentive option granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock).

Incentive options may not extend for more than ten years from the date of grant (five years in the case of an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock). The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive options, which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee’s lifetime, only by the optionee. The committee in its discretion may determine the conditions with respect to any transfer or termination of any nonqualified options granted under the 2015 Plan. Nonqualified options held by non-employee directors shall automatically vest in full upon the optionee’s voluntary resignation as a director and may be exercised for a period of three years after the date of such voluntary resignation. Incentive options generally may not be exercised:

•	immediately, upon termination by us with cause;
•	after 90 days following termination by us without cause;
•	after 30 days following voluntary termination by the optionee;
•	after 90 days following retirement of the optionee;
•	after 90 days following the permanent disability of the optionee; and
•	after 180 days following the death of the optionee.

Payment of the exercise price may be made

•	with cash, certified or bank check or other instrument acceptable by the committee;
•	with the committee’s consent, shares of common stock that are not subject to restrictions having a fair market value equal to the option price for such shares;
•	with the committee’s consent, an exercise notice with irrevocable instructions to a broker to promptly deliver cash or a check payable to us to pay the purchase price; or
•	with the committee’s consent, reduction of the number of shares of common stock otherwise issuable to the optionee upon the exercise of the stock option by a number of shares of common stock having a fair market value equal to the aggregate exercise price.

Restricted and Unrestricted Stock Awards. Restricted stock awards entitle the recipient to acquire shares of common stock, subject to our right to repurchase all or some of the shares. The committee determines the restrictions and conditions, including continued employment and/or achievement of pre-established performance goals and objectives. Unrestricted stock awards do not have any restrictions.

Stock Appreciation Rights. Stock appreciation rights entitle the holder to receive the appreciation of the fair market value over the exercise price. The committee determines whether it can be exercised for stock, cash or a combination of both.

Performance Share Awards. The recipient is entitled to acquire shares of common stock upon the attainment of specified performance goals. The committee determines the performance goals, the periods during which the performance is measured and all other limitations and conditions.

Amendment of 2015 Stock Incentive Plan. Our Board may modify, revise or terminate the 2015 Plan at any time and from time to time, except that the class of persons eligible to receive options and the aggregate number of shares issuable pursuant to the 2015 Plan may not be changed or increased (other than pursuant to certain changes in our capital structure) without the consent of our stockholders.

New Plan Benefits

The Compensation Committee and the Board may grant awards under the 2015 Plan on a discretionary basis. Therefore, we are unable to determine the dollar value and number of options or other stock-based awards that may be received by or allocated to any of our executive officers, directors or employees if the amendment to the 2015 Stock Incentive Plan is approved.

Federal Income Tax Information with Respect to the 2015 Stock Incentive Plan

The following summarizes certain U.S. federal income tax considerations generally applicable to awards granted under the 2015 Plan. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Nonqualified Options. The grantee of a nonqualified option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares (which will be long-term capital gain if the shares are held for more than one year). Subject to certain limitations, we may deduct for the year of exercise an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a nonqualified option.

Incentive Options. The grantee of an incentive option recognizes no income for federal income tax purposes on the grant thereof. There is no tax upon exercise of an incentive option, but the excess of the fair market value of the underlying shares over the option price at the time of exercise will constitute an item of tax preference for purposes of the alternative minimum tax. If no disposition of shares acquired upon exercise of the option is made by the option holder within two years from the date of the grant of the option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as a long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such periods, the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the employee taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year).

In connection with the sale of the shares covered by incentive options, we are allowed a deduction for federal tax purposes only to the extent, and at the time, the option holder receives ordinary income (for example, by reason of the sale of shares by the holder of an incentive option within two years of the date of the option grant or one year after the exercise of the option), subject to certain limitations on the deductibility of compensation paid to executives.

Restricted Stock Awards. The grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, the grantee otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for such stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the grantee held the shares for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture).

Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received). Grantees of restricted stock awards are advised to consult their own tax advisors with regard to elections pursuant to Section 83(b) of the Internal Revenue Code.

Unrestricted Stock Awards. Upon receipt of common stock pursuant to an unrestricted stock award, the grantee will recognize as ordinary income the difference between the fair market value of the common stock less the amount, if any, the grantee paid for such stock. The grantee’s basis in such shares will be equal to the fair market value of the shares on the date of receipt, and this basis will be used in determining any capital gain or loss upon a subsequent disposition of the shares (which will be long-term capital gain if the disposition is more than one year after the date the shares are received).

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a restricted or unrestricted stock award as ordinary income for the year in which such income is recognized.

Stock Appreciation Rights. The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the grantee will recognize as ordinary income the difference between the fair market value of the common stock on the date of exercise and the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right. If the grantee of a stock appreciation right does not exercise such right, the grantee will recognize as ordinary income the excess of the fair market value of the common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right.

Subject to certain limitations, we may deduct an amount equal to the amount recognized by the grantee of a stock appreciation right as ordinary income for the year in which the stock appreciation right is exercised or lapses.

Performance Share Awards. The federal income tax laws applicable to performance share awards are the same as those applicable to restricted stock awards, described above.

Required Vote and Recommendation

The affirmative vote of a majority of the votes properly cast on this proposal is required to approve the amendment to the 2015 Plan. Abstentions and broker non-votes will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote.

Our Board of Directors recommends that you vote FOR the approval of the increase in the number of shares of common stock available for issuance under our 2015 Stock Incentive Plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 3 concerns the ratification of the appointment by our Audit Committee of Grant Thornton LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Under rules of the Securities and Exchange Commission, or SEC, and the Nasdaq Stock Market, the appointment of our independent registered public accounting firm is the direct responsibility of our Audit Committee. Although ratification by our stockholders of this appointment is not required by law, our Board of Directors believes that seeking stockholder ratification is a good practice, which provides stockholders an avenue to express their views on this important matter.

Our Audit Committee has reappointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. Our Board of Directors recommends that stockholders vote to ratify the appointment. If our stockholders do not ratify the appointment of Grant Thornton LLP, the Audit Committee may reconsider its decision. In any case, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time during the year if it believes that such change would be in our best interest and the best interest of our stockholders. We expect that representatives of Grant Thornton LLP will be present at the Special Meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

Required Vote and Recommendation

The ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote of a majority of the votes properly cast on this proposal. Abstentions will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote.

Our Board of Directors recommends that you vote FOR the proposal to ratify the appointment by our Audit Committee of Grant Thornton LLP as our independent registered public accounting firm for fiscal 2016.

PROPOSAL NO. 4

APPROVAL OF THE ISSUANCE OF CERTAIN WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK,
IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

We are asking stockholders to approve the issuance by the Company of certain warrants to purchase shares of our common stock, in accordance with Nasdaq Marketplace Rule 5635(d).

The relevant transactions are further described in our periodic filings with the Securities and Exchange Commission, including the Current Report on Form 8-K filed on April 14, 2016, the Current Report on Form 8-K filed on April 21, 2016 and the Current Report on Form 8-K filed on May 3, 2016. We refer you to those filings, and the documents filed therewith, and incorporate them by reference into this proxy statement.

Pursuant to Nasdaq Marketplace Rule 5635(d), we are required to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of our common stock outstanding before the issuance if such issuance is for less than the greater of book or market value of the stock.

Terms Relating to the Transactions

On April 13, 2016, the Company entered into an amendment and exchange agreement (the “Warrant Restructuring Agreement”) with the holders of two series of warrants to purchase shares of the Company’s common stock issued on October 1, 2015. One series of warrants to purchase up to 150,003 shares at an initial exercise price of $28.30 per share was exercisable for five years beginning on April 1, 2016 (the “Series A Warrants”). The second series of warrants (the “Series B Warrants”) were pre-funded (i.e., the exercise price of $22.00 per share had been paid at issuance), and the Series B Warrants are exercisable upon notice and do not expire. The foregoing share and per share amounts reflect the one-for-ten reverse stock split effected by the Company in March 2016.

The Warrant Restructuring Agreement provided that upon the consummation of the firm commitment underwritten offering by the Company of shares of common stock, traditional warrants to purchase shares of common stock and pre-funded warrants to purchase shares of common stock, pursuant to the registration statement on Form S-1 (File No. 333-208638) filed by the Company (the “Underwritten Offering”), the exercise price of the Series A Warrants would be reduced to the public offering price per share of the shares of common stock sold in the Underwritten Offering ($2.13) and that the Series A Warrants would be amended so that the exercise price would no longer be subject to adjustment in connection with future equity offerings by the Company. The Underwritten Offering closed on April 20, 2016. In consideration of this amendment of the Series A Warrants, the Company agreed to issue to the holders new warrants (“New Warrants”) to purchase an additional number of shares of common stock twice the number of shares of common stock underlying the Series A Warrants (300,006 shares). The New Warrants would have an exercise price equal to the public offering price of the shares of common stock sold in the Underwritten Offering ($2.13), will become exercisable on the date that is six months following their initial issuance date (October 20, 2016) and will expire on the fifth anniversary of the date on which they initially become exercisable. The New Warrants are callable by the Company in certain circumstances. The Company has agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission on or before June 19, 2016 to provide for the resale of the shares of common stock issuable upon the exercise of the New Warrants. A copy of the Warrant Restructuring Agreement is attached hereto as Appendix B.

On May 2, 2016, the Company and certain holders of the New Warrants for the purchase of 172,730 shares of common stock entered into an agreement (the “Warrant Exercise Agreement”) in which the holders agreed to forebear from exercising the New Warrants unless and until the Company obtained approval of its stockholders of the issuance of the New Warrants as required by the applicable rules and restrictions of the Nasdaq Stock Market. The Company agreed to seek to obtain approval of stockholders at a meeting to be held by July 19, 2016. In addition the Company agreed to refrain from issuing, without the consent of these holders, additional equity securities (other than equity securities being issued for compensatory reasons to employees and consultants) until the stockholder approval is obtained.

Stockholder Approval

Our common stock is listed on the NASDAQ Capital Market and, as such, we are subject to the NASDAQ Marketplace Rules. Pursuant to Nasdaq Marketplace Rule 5635(d), we are required to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of our common stock outstanding before the issuance if such issuance is for less than the greater of book or market value of the stock. Stockholder approval of Proposal 4 will constitute stockholder approval for purposes of Nasdaq Marketplace Rule 5635(d).

The 20% threshold is measured as of April 13, 2016. The aggregate number of shares of common stock issuable upon exercise of the New Warrants exceeds 20% of the shares of our common stock issued and outstanding on April 13, 2016.

Unless we obtain stockholder approval, we will be restricted from issuing equity securities except in limited circumstances, which could materially adversely affect our operations.

Impact on Current Stockholders

We are not seeking the approval of our stockholders of the transaction terms or to authorize our entry into the Warrant Restructuring Agreement. The Warrant Restructuring Agreement and other transaction documents we entered into are binding obligations on us. The failure of our stockholders to approve Proposal 4 will not negate the existing terms of the documents relating to the transactions. The failure of our stockholders to approve Proposal 4 will only mean we will continue to be restricted from issuing any equity securities except in limited circumstances, which could materially adversely impact our operations.

Required Vote and Recommendation

The affirmative vote of a majority of the votes properly cast on this proposal is required to approve the issuance by the Company of the New Warrants, in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote.

Our Board of Directors recommends that you vote FOR the approval of the issuance of the New Warrants, in accordance with Nasdaq Marketplace Rule 5635(d).

PROPOSAL NO. 5

APPROVAL OF THE ISSUANCE OF SHARES OF OUR SERIES Z CONVERTIBLE PREFERRED STOCK AND
THE ISSUANCE OF THE SHARES OF OUR COMMON STOCK ISSUABLE UPON CONVERSION THEREOF,
IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

We are asking stockholders to approve the issuance by the Company of shares of our Series Z Convertible Preferred Stock and the shares of our common stock issuable upon conversion of the shares of Series Z Preferred Stock, in accordance with Nasdaq Marketplace Rule 5635(d).

The relevant transactions are further described in our periodic filings with the Securities and Exchange Commission, including the Current Report on Form 8-K filed on April 14, 2016, the Current Report on Form 8-K filed on April 21, 2016 and the Current Report on Form 8-K filed on May 3, 2016. We refer you to those filings, and the documents filed therewith, and incorporate them by reference into this proxy statement.

Pursuant to Nasdaq Marketplace Rule 5635(d), we are required to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of our common stock outstanding before the issuance if such issuance is for less than the greater of book or market value of the stock.

Terms Relating to the Transactions

On April 13, 2016, the Company entered into an amendment and exchange agreement (the “Warrant Restructuring Agreement”) with the holders of two series of warrants to purchase shares of the Company’s common stock issued on October 1, 2015. One series of warrants to purchase up to 150,003 shares at an initial exercise price of $28.30 per share was exercisable for five years beginning on April 1, 2016 (the “Series A Warrants”). The second series of warrants (the “Series B Warrants”) were pre-funded (i.e., the exercise price of $22.00 per share had been paid at issuance), and the Series B Warrants are exercisable upon notice and do not expire. The foregoing share and per share amounts to reflect the one-for-ten reverse stock split reflected by the Company in March 2016.

Pursuant to the Warrant Restructuring Agreement, the Company agreed to exchange Series B Warrants for approximately 110 shares of a newly designated Series Z Convertible Preferred Stock having an aggregate stated value of $1,062,000 (the “Series Z Preferred Stock”). The Series B Warrants were originally exercisable for 498,605 shares of common stock after giving effect to the Company’s firm commitment underwritten offering of shares of common stock, traditional warrants to purchase shares of common stock and pre-funded warrants to purchase shares of common stock, pursuant to the registration statement on Form S-1 (File No. 333-208638), which closed on April 20, 2016, and subject to further adjustment for equity issuances at less than the then-effective exercise price prior to the exchange for the Series Z Preferred Stock. Subsequent to issuance, 249,297 shares of common stock were issued to holders upon exercise of these Series B Warrants; as of May 25, 2016, 249,298 Series B Warrants to purchase shares of common stock remain outstanding. The shares of Series Z Preferred Stock will have limited voting rights and will not be entitled to dividends, except as declared on our common stock, and will participate with the common stock, on a pari passu basis, in any dividend or distribution upon liquidation. The terms of the Series Z Preferred Stock, similar to the terms of the Series B Warrants, provide for adjustment of the conversion rate in connection with future offerings of the Company’s common stock at prices less than the then-effective conversion rate of the Series Z Preferred Stock. The exchange of the Series B Warrants for shares of Series Z Preferred Stock is conditioned upon the Company obtaining the approval of its stockholders as required by the applicable rules and regulations of the Nasdaq Stock Market. The Company agreed to hold a meeting of stockholders to obtain their approval of the Series Z Preferred Stock within 90 days of the closing of the Underwritten Offering (July 19, 2016). A copy of the Warrant Restructuring Agreement is attached hereto as Appendix B, and a copy of the Certificate of Designation to be filed with the Delaware Secretary of State in respect of the Series Z Preferred Stock is attached hereto as Appendix C.

Stockholder Approval

Our common stock is listed on the NASDAQ Capital Market and, as such, we are subject to the NASDAQ Marketplace Rules. Pursuant to Nasdaq Marketplace Rule 5635(d), we are required to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of our common stock outstanding before the issuance if such issuance is for less than the greater of book or market value of the stock. Stockholder approval of Proposal 5 will constitute stockholder approval for purposes of Nasdaq Marketplace Rule 5635(d).

The 20% threshold is measured as of April 13, 2016. The aggregate number of shares of common stock issuable upon conversion of the shares of Series Z Preferred Stock to be issued exceeds 20% of the shares of our common stock issued and outstanding on April 13, 2016.

Unless we obtain stockholder approval, the Series B Warrants will remain outstanding and the terms of such warrants will remain outstanding obligations of ours in favor of the holders.

Impact on Current Stockholders

We are not seeking the approval of our stockholders of the transaction terms or to authorize our entry into the Warrant Restructuring Agreement. The Warrant Restructuring Agreement and other transaction documents we entered into are binding obligations on us. The failure of our stockholders to approve Proposal 5 will not negate the existing terms of the documents relating to the transactions. The failure of our stockholders to approve Proposal 5 will only mean that the Series B Warrants will remain outstanding and the terms of such warrants will remain outstanding obligations of ours in favor of the holders.

Required Vote and Recommendation

The affirmative vote of a majority of the votes properly cast on this proposal is required to approve the issuance by the Company of the shares of Series Z Preferred Stock and the shares of our common stock issuable upon conversion thereof, in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote.

Our Board of Directors recommends that you vote FOR the approval of the issuance of the shares of Series Z Preferred Stock and the issuance of the shares of our common stock issuable upon conversion thereof, in accordance with Nasdaq Marketplace Rule 5635(d).

PROPOSAL NO. 6

APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SEEK ADDITIONAL PROXIES

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 2 (increase in the number of shares available for issuance under our 2015 Stock Incentive Plan), Proposal No. 4 (issuance of warrants to purchase common stock) and/or Proposal No. 5 (issuance of shares of Series Z Convertible Preferred Stock and common stock issuable upon conversion thereof), we may move to adjourn the Special Meeting at that time to solicit additional proxies in favor of such proposals.

In this Proposal No. 6 we are asking our stockholders to vote in favor of the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal No. 2, Proposal No. 4 and/or Proposal No. 5. If the stockholders approve this Proposal No. 6, we could adjourn the Special Meeting and use the additional time to solicit proxies from stockholders in favor of Proposal No. 2, Proposal No. 4 and/or Proposal No. 5, including soliciting proxies from stockholders who have previously voted against the relevant proposal. If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to stockholders if the date, time and place of the adjournment are announced at the Special Meeting at which the adjournment is taken and a new record date is not set for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Our Board of Directors believes that if the number of shares of our common stock present, in person or by proxy, at the Special Meeting and voting in favor of any of Proposal No. 2, Proposal No. 4 or Proposal No. 5 is insufficient to approve such proposal, it is in the best interests of our stockholders to authorize our Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal for its approval.

Required Vote and Recommendation

The affirmative vote of a majority of the votes properly cast on this proposal is required to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies. Abstentions and broker non-votes will not be counted as votes cast on this matter and, accordingly, will have no effect on the outcome of the vote.

Our Board of Directors recommends that you vote FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies.

OFFICERS AND DIRECTORS

Our executive officers and directors as of May 20, 2016 are as follows:

Name	Age	Position
Paul L. Berns (1)	49	Chairman of the Board and Director
James V. Caruso	57	President, Chief Executive Officer and Director
Jamey P. Weichert, Ph.D.	59	Chief Scientific Officer
Chad J. Kolean	51	Vice President, Chief Financial Officer and Treasurer
Stephen A. Hill, B.M. B.Ch., M.A., F.R.C.S. (1)(2)(3)	58	Director
John Neis (1)(2)(3)	60	Director
Stefan D. Loren, Ph.D. (2)(3)	52	Director

(1)	Member of the Compensation Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Nominating and Corporate Governance Committee.

The following biographical descriptions set forth certain information with respect to the nominee for election as a Class II director, the incumbent, continuing directors who are not up for election at this Special Meeting and our current executive officers who are not directors. This information has been furnished by the respective individuals.

Class II Directors – Term Expiring in 2016 at Special Meeting;

Nominated for Reelection at 2016 Special Meeting

James V. Caruso. Mr. Caruso was appointed our President and Chief Executive Officer and a director in June 2015. He came to Cellectar from Hip Innovation Technology, a medical device company where he was a founder and served as Executive Vice President and Chief Operating Officer from August 2010 to June 2015, and he currently serves on their board. Prior to his time at Hip Innovation Technology, he was Executive Vice President and Chief Commercial Officer of Allos Therapeutics, Inc., an oncology company acquired by Spectrum Pharmaceuticals, from June 2006 to August 2010. He was also Senior Vice President, Sales and Marketing, from June 2002 to May 2005, at Bone Care International, Inc., a specialty pharmaceutical company that was acquired by Genzyme Corporation. In addition, Mr. Caruso has held key positions at several well-known pharmaceutical companies, including Novartis, where he was Vice President of Neuroscience Specialty Sales; BASF Pharmaceuticals-Knoll, where we was Vice President, Sales, and Bristol-Myers Squibb Company in several senior roles. Mr. Caruso earned a Bachelor of Science degree in Finance from the University of Nevada.

Not Standing for Re-election at 2016 Special Meeting

Paul L. Berns. As disclosed above, Mr. Berns has declined to stand for re-election and is not a nominee. Mr. Berns was appointed a director in November 2013 and was elected Chairman of the Board in July 2015. He was appointed as President and Chief Executive Officer of Anacor Pharmaceuticals in March 2014 and has been a director of Anacor since June 2012. Mr. Berns has served as a member of the Board of Directors of Jazz Pharmaceuticals, Inc. since June 2010 and has been a director of XenoPort, Inc. since 2005. From March 2006 to September 2012, Mr. Berns served as President and Chief Executive Officer, and as a member of the Board of Directors of Allos Therapeutics, Inc., a pharmaceutical company acquired by Spectrum Pharmaceuticals, Inc. From July 2005 to March 2006, Mr. Berns was a self-employed consultant to the pharmaceutical industry. From June 2002 to July 2005, Mr. Berns was President, Chief Executive Officer and a director of Bone Care International, Inc., a specialty pharmaceutical company that was acquired by Genzyme Corporation in 2005. From 2001 to 2002, Mr. Berns served as Vice President and General Manager of the Immunology, Oncology and Pain Therapeutics business unit of Abbott Laboratories. From 2000 to 2001, he served as Vice President, Marketing of BASF Pharmaceuticals/Knoll and from 1990 to 2000, Mr. Berns held various positions, including senior management roles, at Bristol-Myers Squibb Company. Mr. Berns received a B.S. in Economics from the University of Wisconsin. Mr. Berns’ experience leading and advising drug development companies make him highly qualified to serve on our Board.

Class III Director – Term Expiring 2017

Stefan D. Loren. Stefan D. Loren, Ph.D. began serving as director of Cellectar in June 2015. Dr. Loren is a member of the Audit Committee and Chair of the Nominating and Corporate Governance Committee. Dr. Loren is the founder of Loren Capital Strategy (LCS), a strategic consulting and investment firm focused on life science companies since February, 2014. Prior to LCS, he headed the life science practice of Westwicke Partners, a healthcare-focused consulting firm from July 2008 to February 2014. Prior to joining Westwicke, he worked as an Analyst/Portfolio Manager with Perceptive Advisors, a health care hedge fund, and MTB Investment Advisors, a long-term oriented family of equity funds. His focus areas included biotechnology, specialty pharmaceuticals, life science tools, and health care service companies. Prior to moving to the buy side, Dr. Loren was Managing Director, Health Care Specialist/Desk Analyst for Legg Mason where he discovered, evaluated, and communicated investment opportunities in the health care area to select clients. In addition, he assisted both advising management teams on strategic options. He started his Wall Street career as a sell side analyst at Legg Mason covering biotechnology, specialty pharmaceuticals, life science tools, pharmaceuticals, and chemistry outsourcing companies. In his research career, Dr. Loren was an early member of Abbott Laboratories Advanced Technologies Division, analyzing and integrating new technological advances in Abbott’s pharmaceutical research. Before industry, he was a researcher at The Scripps Research Institute, working with Nobel Laureate K. Barry Sharpless on novel synthetic routes to chiral drugs. Dr. Loren received a doctorate in Organic Chemistry from the University of California at Berkeley and an undergraduate degree in Chemistry from UCSD. His scientific work has been featured in Scientific American, Time, Newsweek, and Discover , as well as other periodicals and journals.

Class I Directors – Term Expiring 2018

Stephen A. Hill.  Dr. Hill has been a member of the Board of Directors since 2007, and served as its Chairman from 2007 until 2015. Dr. Hill was appointed Chief Executive Officer of Faraday Pharmaceuticals, Inc. in September 2015. Dr. Hill was the President and CEO of Targacept Inc. from December 2012 until the company merged with Catalyst Biosciences, Inc. in August 2015, and he remains a director of the new company. Dr. Hill was the President and CEO of 21CB, a nonprofit initiative of UPMC designed to provide the United States government with a domestic solution for its biodefense and infectious disease biologics portfolio, from March 2011 until December 2011. Dr. Hill served as the President and Chief Executive Officer of Solvay Pharmaceuticals, Inc. from April 2008 until its acquisition by Abbott Laboratories in 2010. Prior to joining Solvay, Dr. Hill had served as ArQule’s President and Chief Executive Officer since April 1999. Prior to his tenure at ArQule, Dr. Hill was the Head of Global Drug Development at F. Hoffmann-La Roche Ltd. from 1997 to 1999. Dr. Hill joined Roche in 1989 as Medical Adviser to Roche Products in the United Kingdom. He held several senior positions at Roche, including Medical Director where he was responsible for clinical trials of compounds across a broad range of therapeutic areas, including CNS, HIV, cardiovascular, metabolic and oncology products. Subsequently, he served as Head of International Drug Regulatory Affairs at Roche headquarters in Basel, Switzerland, where he led the regulatory submissions for seven major new chemical entities. Dr. Hill also was a member of Roche’s Portfolio Management, Research, Development and Pharmaceutical Division Executive Boards. Prior to Roche, Dr. Hill served seven years with the National Health Service in the United Kingdom in General and Orthopedic Surgery. Dr. Hill has served as the Chairman of the Board of Directors of Audeo Oncology, Inc. since June 2012. Dr. Hill is a Fellow of the Royal College of Surgeons of England and holds his scientific and medical degrees from St. Catherine’s College at Oxford University. Dr. Hill currently chairs the Compensation Committee. Dr. Hill’s extensive experience in a broad range of senior management positions with companies in the life sciences sector make him a highly qualified member of our Board of Directors.

John Neis.  Mr. Neis has served as a director of Cellectar since February 2008. Mr. Neis has been Managing Director of Venture Investors LLC since 1986 and heads the firm’s Healthcare practice. He has over 23 years’ experience in the venture capital industry and has served on the Board of Directors of numerous companies from formation through initial public offering or sale. Mr. Neis currently serves on the Boards of Directors of Virent, Inc., Deltanoid Pharmaceuticals, Inc., and Inviragen, Inc. He is a former member of the Boards of Directors of several firms including TomoTherapy, Third Wave Technologies (acquired by Hologic) and NimbleGen Systems (acquired by Roche). Mr. Neis was appointed to the Board of the Wisconsin Technology Council and the Wisconsin Growth Capital Coalition. He also serves on the advisory boards for the Business School, the Weinert Applied Ventures Program and Tandem Press at the University of Wisconsin – Madison. Mr. Neis has a B.S. in Finance from the University of Utah, and a M.S. in Marketing and Finance from the University of Wisconsin – Madison. He is a Chartered Financial Analyst. Mr. Neis chairs the Audit Committee. Mr. Neis’ extensive experience leading emerging companies makes him a highly qualified member of the Board.

Executive Officers Who Are Not Directors

Chad J. Kolean. Mr. Kolean was appointed Vice President of Finance, Chief Financial Officer and Treasurer of the Company in May 2014, and has over 25 years of experience in finance management. He most recently served as CFO and Treasurer for Pioneer Surgical Technology, Inc., a global manufacturer and distributor of spinal, biological and orthopedic implants acquired by RTI Biologics in July 2013. From 2010 until its merger in 2011 with Accuray, Inc., Mr. Kolean served as Corporate Controller for TomoTherapy, Inc., a publicly traded global leader in developing and manufacturing innovative radiation oncology equipment. From 2001 through 2008, Mr. Kolean held multiple leadership positions of increasing responsibility at Metavante Corporation, a provider of banking and payments technologies and services to financial institutions, businesses and individual consumers worldwide. He brings additional financial and operational leadership experience from companies including Snap-On Inc., Herman Miller and Kaydon Corporation. Mr. Kolean began his career at Arthur Andersen LLP, where he practiced as a Certified Public Accountant. Mr. Kolean earned his B.A. Business Administration and Finance from Hope College.

Jamey P. Weichert.  Dr. Weichert was the primary founder of Cellectar and has served as Cellectar’s Chief Scientific Officer since 2002. Dr. Weichert also served as a member of our Board of Directors from April 2011 until May 19, 2016. Dr. Weichert is an Associate Professor of the Departments of Radiology, Medical Physics, Pharmaceutics and member of the Carbone Cancer Center at the University of Wisconsin-Madison. He has a bachelor’s degree in Chemistry from the University of Minnesota and a doctorate in Medicinal Chemistry from the University of Michigan. His research has focused on the design, synthesis and evaluation of biomimetic CT and MRI imaging agents and diapeutic radiopharmaceuticals. He has been involved in molecularly targeted imaging agent development his entire professional career and has developed or co-developed several imaging agents nearing clinical trial status. Dr. Weichert serves or has served on the editorial boards of numerous scientific journals and has authored more than 40 peer reviewed publications and 150 abstracts. He also has 20 issued or pending patents related to drug delivery, imaging and contrast agent development.

Other Officer

Kevin Kozak . Dr. Kozak, as a consultant, began serving as Chief Medical Officer on August 1, 2013. Dr. Kozak is the Director of Radiation Oncology at Mercy Regional Cancer Center. Between 2008 and 2013, he served as Assistant Professor of Human Oncology and Medical Physics, staff radiation oncologist and basic scientist at the University of Wisconsin Carbone Cancer Center. Dr. Kozak earned his medical and doctoral degrees from Vanderbilt University School of Medicine in 2003 then completed his residency and post-doctoral research at the Harvard Radiation Oncology Program in 2008. He has received research funding from multiple cancer research organizations including the National Institutes of Health, the Susan G. Komen Foundation, and the Damon Runyon Cancer Research Foundation. Additionally, Dr. Kozak is co-founder of Co-D Therapeutics, a company developing novel nanomedicines for cancer therapy. Dr. Kozak has numerous peer-reviewed publications, patents, book-chapters, and invited lectures to his credit.

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

The Board does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our Company from time to time. Currently, we separate the role of Chairman and Chief Executive Officer, with Mr. Berns serving as Chairman and Mr. Caruso serving as Chief Executive Officer. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of the Company, while the Chairman can focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues.

Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that our risk management processes are adequate and functioning as designed. Our Board’s involvement in risk oversight includes receiving regular reports from members of management and evaluating areas of material risk, including operational, financial, legal, regulatory, strategic and reputational risks. As a smaller reporting company with a small Board of Directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

In addition, the Board has delegated risk oversight to each of its committees within their areas of responsibility. Our Compensation Committee assists the Board in its risk oversight function by overseeing strategies related to our incentive compensation programs and key employee retention. Our Audit Committee assists the Board in its risk oversight function by reviewing our system of disclosure controls and procedures and our internal control over financial reporting. Our Nominating and Corporate Governance Committee assists the Board in its risk oversight function by managing risks associated with director candidate selection, governance and succession matters. We believe that our Board’s ability to discharge its risk oversight is enhanced by the separation of the positions of Chief Executive Officer and Chairman of the Board.

Director Independence

Our Board of Directors has determined that, with the exception of Mr. Caruso who is our employee, all of the members of our Board of Directors are “independent directors” under the applicable rules of the Nasdaq Stock Market. Our Board of Directors has also determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is an “independent director” under the rules of the Nasdaq Stock Market applicable to such committees.

Meetings of the Board of Directors

Board Meetings. Our Board of Directors held nine meetings during the fiscal year ended December 31, 2015. Each of our directors attended at least 75% of the total number of meetings held by the Board and the committees of the Board on which he served during the fiscal year ended December 31, 2015.

Meetings of Independent Directors. Our independent directors are expected to meet without management present at least twice per year.

Audit Committee. Our Audit Committee is currently composed of Dr. Hill, Dr. Loren and Mr. Neis (Chairman). The Board has determined that Mr. Neis is an “audit committee financial expert” within the meaning of the applicable SEC rules and regulations. The Audit Committee provides the opportunity for direct contact between our independent registered public accounting firm and members of the Board, and the independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, and our independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is directly responsible for appointing, compensating, evaluating and, when necessary, terminating our independent registered public accounting firm. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Our Audit Committee met seven times during the fiscal year ended December 31, 2015. Our Audit Committee Charter is available on our website at www.cellectar.com.

Compensation Committee. Our Compensation Committee is currently composed of Mr. Berns, Dr. Hill (Chairman) and Mr. Neis. The Compensation Committee’s responsibilities include providing recommendations to the Board regarding the compensation levels of directors; approving, or recommending for approval by the Board, the compensation levels of executive officers; providing recommendations to our Board regarding compensation programs; administering our incentive compensation plans and equity-based plans; authorizing grants under our 2015 Stock Incentive Plan; and authorizing other equity compensation arrangements. Our Compensation Committee met four times during the fiscal year ended December 31, 2015. Our Compensation Committee Charter is available on our website at www.cellectar.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is currently composed of Dr. Hill, Dr. Loren (Chairman) and Mr. Neis. The Nominating and Corporate Governance Committee’s responsibilities include, to the extent deemed necessary or appropriate by the committee: developing and recommending to the Board criteria for the selection of individuals to be considered as candidates for election to the Board; identifying individuals qualified to become members of the Board; making recommendations to the Board regarding its size and composition; approving director nominations to be presented for stockholder approval at the Company’s annual or special meeting; approving nominations to fill any vacancies on the Board; developing and recommending corporate governance principles to the Board; and leading an annual review of the performance of both the Board as a whole and its individual members. Our Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2015. Our Nominating and Corporate Governance Committee Charter is available on our website at www.cellectar.com.

Director Qualification Standards

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to the Board members and others for recommendations, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the committee and other members of the Board. The committee may also solicit the opinions of third parties with whom the potential candidate has had a business relationship. Once the committee is satisfied that it has collected sufficient information on which to base a judgment, the committee votes on the candidate or candidates under consideration.

In evaluating the qualifications of any candidate for director, the Nominating and Corporate Governance Committee considers, among other factors, the candidate’s depth of business experience, reputation for personal integrity, understanding of financial matters, familiarity with the periodic financial reporting process, reputation, degree of independence from management, possible conflicts of interest and willingness and ability to serve. The Nominating and Corporate Governance Committee also considers the degree to which the candidate’s skills, experience and background complement or duplicate those of our existing directors and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee is in the process of developing minimum qualifications and standards for director candidates. In the case of incumbent directors whose terms are set to expire, the Nominating and Corporate Governance Committee also gives consideration to each director’s prior contributions to the Board. In selecting candidates to recommend for nomination as a director, the Nominating and Corporate Governance Committee abides by our company-wide non-discrimination policy.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and use the same process to evaluate candidates regardless of whether the candidates were recommended by stockholders, directors, management or others. The Nominating and Corporate Governance Committee has not adopted any particular method that stockholders must follow to make a recommendation. We suggest that stockholders make recommendations by writing to the chairman of the Nominating and Corporate Governance Committee, in care of our offices, with sufficient information about the candidate, his or her work experience, his or her qualifications for director, and his or her references to enable the Nominating and Corporate Governance Committee to evaluate the candidacy properly. We also suggest that stockholders make their recommendations well in advance of the anticipated mailing date of our next proxy statement so as to provide the Nominating and Corporate Governance Committee an adequate opportunity to complete a thorough evaluation of the candidacy, including personal interviews.

Communications with the Board

At this time, the Board has not adopted any formal procedure for communications by stockholders. Stockholders and interested parties wishing to communicate with the Board or any director or group of directors should direct their communications to: Secretary, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716. The Secretary will forward the stockholder or interested-party communication to the Board or to any individual director or directors to whom the communication is directed; provided, however, that if the communication is unduly hostile, profane, threatening, illegal or otherwise inappropriate, the Secretary has the authority to discard the communication and take any appropriate legal action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on May 20, 2016, there were 4,534,277 shares of our common stock outstanding. The following table provides information regarding beneficial ownership of our common stock as of May 20, 2016:

•	Each person known by us to be the beneficial owner of more than five percent of our common stock;
•	Each of our directors;
•	Each executive officer named in the summary compensation table; and
•	All of our current directors and executive officers as a group.

The address of each executive officer and director is c/o Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716. The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. In these cases, the information with respect to voting and investment power has been provided to us by the security holder. The identification of natural persons having voting or investment power over securities held by a beneficial owner listed in the table below does not constitute an admission of beneficial ownership of any such natural person. Shares included in the “Right to Acquire” column consist of shares that may be purchased through the exercise of options or warrants that are exercisable within 60 days of May 20, 2016.

Name and Address of Beneficial Owner	Outstanding	Right to Acquire	Total	Percentage
Wisconsin Alumni Research Foundation (1) 614 Walnut Street, 14 th Floor Madison Wisconsin 53726	469,484	469,484	938,968	18.77%
Greenway Properties Inc. (2) 4954 N. Shore Drive Egg Harbor, Wisconsin 54209	362,599	118,743	481,342	10.34%
Sabby Management, LLC (3) 10 Mountainview Road, Suite 205 Upper Saddle River, NJ 07458	—	503,250	503,250	9.99%
Venture Investors LLC (4) University Technology Park 505 S. Rosa Road; Suite 201 Madison, Wisconsin 53719	297,984	50,846	348,830	7.61%
Hertzberg Family Trust (5) 2637 Longboat Cove Del Mar, CA 92014	296,242	40,916	337,158	7.37%
James V. Caruso	47,548	56,323	103,871	2.26%
Chad Kolean	—	1,333	1,333	*
Jamey Weichert	23,533	2,686	26,219	*
Paul L. Berns	117.371	118,245	235,616	5.06%
Stephen A. Hill	9,920	11,669	21,589	*
Stefan Loren	—	333	333	*
John Neis (4)	297,984	50,846	348,830	7.61%
All directors and officers as a group (7 persons)	496,356	241,435	737,791	15.45%

*	Less than 1%.

(1)	Based on information contained in a report on Schedule 13D, filed with the Securities and Exchange Commission on April 25, 2016.

(2)	Shares in the “Outstanding” column include shares held by Jeffrey Straubel. Mr. Straubel is the President and principal owner of Greenway Properties, Inc. and has sole dispositive and voting power over shares held by Greenway Properties, Inc. Shares in the “Right to Acquire” column consist of shares of common stock issuable upon the exercise of warrants at exercise prices ranging from $2.13 to $250.00 per share expiring between December 6, 2016 and October 20, 2021. Certain warrants held by the stockholder provide that the number of shares of common stock to be obtained by each of the holders upon exercise cannot exceed the number of shares that, when combined with all other shares of our common stock and securities beneficially owned by them, would result in them owning more than 4.99% of our outstanding common stock; provided, however that this limitation may be increased to 9.99% by the stockholder upon 61 days prior notice to us. Due to this limitation all such warrants to purchase shares of common stock have been omitted from the “Right to Acquire” column of this table.

(3)	Based on information contained in a report on Schedule 13G, filed with the Securities and Exchange Commission on January 11, 2016 and other information provided by the stockholder. Consists of shares held by Sabby Healthcare Volatility Master Fund. Ltd. and Sabby Volatility Warrant Master Fund, Ltd. Sabby Management, LLC shares voting and investment power with respect to these shares on behalf of this stockholder. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of this stockholder. Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over the securities owned except to the extent of their pecuniary interest therein. Sabby Management LLC beneficially owns warrants to purchase 505,084 shares of common stock at exercise prices ranging from $2.13 per share to $250.00 per share expiring between June 13, 2017 and October 20, 2021. All such warrants provide that the number of shares of common stock to be obtained by each of the holders upon exercise cannot exceed the number of shares that, when combined with all other shares of our common stock and securities beneficially owned by them, would result in them owning more than 9.99% of our outstanding common stock, provided, however that this limitation may be revoked by the stockholder upon 61 days prior notice to us. Due to this limitation all such warrants to purchase shares of common stock have been omitted from the shares in the “Right to Acquire” column of this table.

(4)	Consists of shares of common stock held by Venture Investors Early Stage Fund IV Limited Partnership and Advantage Capital Wisconsin Partners I, Limited Partnership. VIESF IV GP LLC is the general partner of Venture Investors Early Stage Fund IV Limited Partnership and Venture Investors LLC is the submanager and special limited partner of Advantage Capital Wisconsin Partners I, Limited Partnership. The investment decisions of VIESF IV GP LLC and Venture Investors LLC are made collectively by seven managers, including Mr. Neis. Each such manager and Mr. Neis disclaim such beneficial ownership except to the extent of his pecuniary interest therein. The address of Mr. Neis is c/o Venture Investors LLC, 505 South Rosa Road, #201, Madison, Wisconsin 53719. Shares in the “Right to Acquire” column consist of 283,964 shares of common stock issuable upon the exercise of warrants held by Venture Investors Early Stage Fund IV Limited and Advantage Capital Wisconsin Partners I, Limited Partnership and common stock issuable upon options to purchase 1,624 shares of common stock issued to Mr. Neis in his capacity as director. Shares in the “Right to Acquire” column consist of shares of common stock issuable upon the exercise of warrants at exercise prices ranging from $2.13 to $250.00 per share expiring between December 6, 2016 and April 20, 2021. Certain warrants held by the stockholder provide that the number of shares of common stock to be obtained by each of the holders upon exercise cannot exceed the number of shares that, when combined with all other shares of our common stock and securities beneficially owned by them, would result in them owning more than 4.99% of our outstanding common stock; provided, however that this limitation may be increased to 9.99% by the stockholder upon 61 days prior notice to us. Due to this limitation all such warrants to purchase shares of common stock have been omitted from the “Right to Acquire” column of this table.

(5)	Shares in the “Right to Acquire” column consist of shares common stock issuable upon the exercise of warrants at exercise prices ranging from $3.04 to $120.00 per share, expiring between December 6, 2016 and April 20, 2021. Richard H. Hertzberg is the trustee of Hertzberg Family Trust and has sole dispositive and voting power for the shares held. Certain warrants held by the stockholder provide that the number of shares of common stock to be obtained by each of the holders upon exercise cannot exceed the number of shares that, when combined with all other shares of our common stock and securities beneficially owned by them, would result in them owning more than 4.99% of our outstanding common stock; provided, however that this limitation may be increased to 9.99% by the stockholder upon 61 days prior notice to us. Due to this limitation all such warrants to purchase shares of common stock have been omitted from the “Right to Acquire” column of this table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who beneficially own more than 10% of our common stock, file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and furnish us with copies of such filings.

To our knowledge, based solely on a review of the copies of such reports received by us and certain written representations that no other reports were required, we believe that for the fiscal year ended December 31, 2015, all of our officers, directors and 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that no reports filed by either Greenway Properties Inc. or Hertzberg Family Trust under Section 16(a) have been furnished to the Company since the registration of our common stock under the Securities Exchange Act of 1934 in August 2014.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

This section provides information, in tabular and narrative formats specified in applicable SEC rules, regarding the amounts of compensation paid to each of our named executive officers and related information. As a smaller reporting company, the Company has presented such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our each of our named executive officers during the two year period ended December 31, 2015:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
James V. Caruso (3)	2015	$204,545	$—	$808,800	$100,659	$1,114,004
Chief Executive Officer

Chad J. Kolean (4)	2015	$217,500	$—	$—	$22,152	$239,652
Chief Financial Officer	2014	$127,860	$—	$122,480	$657	$250,997

Simon Pedder, Ph.D. (5)	2015	$160,416	$—	$—	$564	$160,980
Former Chief Executive Officer	2014	$262,500	$—	$—	$90,847	$353,347

J. Patrick Genn (6)	2015	$203,674	$—	$22,045	$1,101	$226,820
Former Vice President of Business Development	2014	$203,674	$—	$—	$1,101	$204,775

Kathryn M. McNeil (7)	2015	$135,714	$—	$—	$77,759	$213,473
Former Vice President of Investor Relations	2014	$225,000	$—	$—	$21,129	$246,129

All Other Compensation Detail (2)

Name and Principal Position	Year	Severance- Related Payments ($)	Consulting Fees ($)	Relocation ($)	Life and Disability Premiums ($)	Total All Other Compensation ($)
James V. Caruso (3)	2015	$—	$—	$100,000	$659	$100,659
Chief Executive Officer

Chad J. Kolean (4)	2015	$—	$—	$21,027	$1,125	$22,152
Chief Financial Officer	2014	$—	$—	$—	$657	$657

Simon Pedder, Ph.D. (5)	2015	$—	$—	$—	$564	$564
Former Chief Executive Officer	2014	$—	$90,000	$—	$847	$90,847

J. Patrick Genn (6)	2015	$—	$—	$—	$1,101	$1,101
Former Vice President of Business Development	2014	$—	$—	$—	$1,101	$1,101

Kathryn M. McNeil (7)	2015	$76,630	$—	$—	$1,129	$77,759
Former Vice President of Investor Relations	2014	$—	$—	$20,000	$1,129	$21,129

(1)	The reported amounts represent the aggregate grant date fair value computed in accordance with ASC 718. All assumptions made regarding the valuation of equity awards can be referenced in Note 9 to the financial statements included in our Annual Report on Form 10-K filed with the SEC on March 11, 2016.

(2)	Other compensation includes our group term life and disability insurance programs, relocation assistance, severance paid upon termination and pre-employment consulting fees. Consulting fees reflect amounts paid to Dr. Pedder for the fiscal year ended December 31, 2014 for consulting services prior to his appointment as President and Chief Executive Officer effective April 1, 2014.

(3)	Mr. Caruso was appointed as President and Chief Executive Officer effective June 15, 2015.

(4)	Mr. Kolean was appointed as Vice President, Chief Financial Officer and Treasurer effective May 28, 2014.

(5)	Dr. Pedder retired effective June 15, 2015.

(6)	Mr. Genn resigned as Vice President of Business Development effective March 11, 2016. The Company entered into a consulting agreement with Mr. Genn, pursuant to which Mr. Genn will provide support related to business development objectives through May 31, 2016 and will receive a retainer of $10,000 per month to work 80 hours per month.

(7)	Ms. McNeil resigned effective July 28, 2015.

Employment and Other Agreements

James V. Caruso. We have entered into an employment agreement (the “Employment Agreement”) with Mr. Caruso, effective as of June 15, 2015, pursuant to which Mr. Caruso serves as President and Chief Executive Officer of the Company. Under the Employment Agreement, the Company is paying Mr. Caruso a base salary at the rate of $375,000 per year beginning on June 15, 2015. The Employment Agreement also provided for reimbursement of certain expenses in connection with Mr. Caruso’s temporary accommodation in and relocation to the Madison, Wisconsin area. Mr. Caruso is eligible for an annual bonus, based on performance, of up to 50% of his base salary at the discretion of the Compensation Committee of the Board of Directors. The agreement also provides for a continuation of Mr. Caruso’s salary and benefits for six months following a termination without cause, or a constructive dismissal following a change in control. In the event of a termination without cause, contingent upon the execution of a release agreement in favor of the Company, the Company will also provide for a one-year acceleration of unvested options, and such vested options will remain exercisable for a period of one year following the termination date. In the event of a change in control event, as defined, all unvested options will become exercisable for a period of one year following the change in control event.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2015 with respect to the named executive officers.

	Individual Grants
Name	Year of Grant		Number of securities underlying unexercised options (# exercisable)	Number of securities underlying unexercised options (# unexercisable)	Exercise or base price ($/share)	Expiration date

James V. Caruso	6/15/2015	(1)	—	37,500	$26.40	6/15/2025

Chad J. Kolean	5/28/2014	(2)	1,000	1,000	$74.00	5/28/2024

J. Patrick Genn	2/26/2015	(2)	250	750	$26.90	2/26/2025
	12/13/2013	(2)	417	108	74.00	12/13/2023
	12/14/2012		750	—	150.00	12/14/2022
	12/16/2011		375	—	90.00	12/16/2021
	5/18/2011		750	—	280.00	5/18/2021

(1)	These shares vest annually in increments of one-fourth over four years from the date of grant. The exercise price equals the closing price on the date of grant.

(2)	These shares vest quarterly in increments of one-twelfth over three years from the date of grant. The exercise price equals the closing price on the date of grant.

Options granted pursuant to the 2015 and 2006 Stock Incentive Plans will become fully vested upon a termination event within one year following a change in control, as defined.  A termination event is defined as either termination of employment other than for cause or constructive termination resulting from a significant reduction in either the nature or scope of duties and responsibilities, a reduction in compensation or a required relocation.

Director Compensation

The following table sets forth certain information about the compensation of our non-employee directors who served during the year ended December 31, 2015.

Name and Principal Position	Year	Director Fees ($)(2)	Option Awards ($)	All other compensation ($)	Total ($)

Paul L. Berns, Chairman of the Board (1)	2015	$47,250	$21,807	$—	$69,057
Stephen A. Hill, Director (1)	2015	51,250	22,909	—	74,159
Stefan Loren, Director (1)	2015	20,000	21,568	—	41,568
John Neis, Director (1)	2015	48,750	21,807	—	70,557

(1)	As of December 31, 2015, outstanding options to purchase common stock held by directors were as follows: Mr. Berns 1,500, Dr. Hill 2,936; Mr. Loren 1,000, and Mr. Neis 2,250.

(2)	Director fees include all fees earned for director services including quarterly fees, meeting fees and committee chairman fees.

During 2015, we paid our non-employee directors a cash fee of $5,000 per quarter.  The non-employee directors also received a fee of $1,500 for any Board or committee meeting attended and $750 for each telephonic Board or committee meeting in which the director participated.  We also paid our chairman an additional annual fee in the amount of $15,000, our non-employee director who serves as the chair of the Audit Committee an additional annual fee of $10,000 and our non-employee directors who served as the chairman of the Compensation Committee and the Nominating and Corporate Governance Committee an additional annual fee of $5,000.  We reimbursed directors for reasonable out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.  Directors who are our employees do not receive separate fees for their services as directors.

For 2016, we will pay our non-employee directors an annual cash fee of $35,000. We will also pay our chairman an additional annual fee of $20,000, our non-employee director who serves as the chair of the Audit Committee an additional annual fee of $15,000, our non-employee directors who serve on the Audit Committee an additional annual fee of $5,000, and our non-employee director who serves as the chairman of the Compensation Committee and the Nominating and Corporate Governance Committee an additional annual fee of $7,500.

Certain Relationships and Related-Person Transactions

We do not have a written policy for the review, approval or ratification of transactions with related parties or conflicted transactions.  When such transactions arise, they are referred to the Audit Committee for consideration or referred to the Board of Directors for its consideration.

One of our directors, John Neis, is a managing director of Venture Investors LLC, which beneficially owns approximately 7.6% of our outstanding common stock.

Jamey Weichert, our Chief Scientific Officer and principal founder of Cellectar, Inc., and a stockholder of the Company, is a faculty member at the University of Wisconsin-Madison (“UW”). During 2015 the Company incurred approximately $178,000 in expenses from UW for costs associated with clinical trial agreements. During 2014 the Company incurred approximately $290,000 in expenses from UW which was also related to the costs associated with clinical trial agreements. The Company had accrued liabilities to UW of approximately $40,000 and $353,000 as of December 31, 2015 and 2014, respectively.

AUDIT COMMITTEE REPORT

The Board appointed the Audit Committee to review the Company’s financial statements and financial reporting procedures, the adequacy and effectiveness of its accounting and financial controls and the independence and performance of its independent registered public accounting firm. The Audit Committee also selects our independent registered public accounting firm. The Audit Committee is governed by a written charter adopted by the Board. A copy of the Audit Committee Charter is available on our website at www.cellectar.com.

The Audit Committee currently consists of three non-employee directors. Each member of the Audit Committee is “independent” within the meaning of the marketplace rules of the Nasdaq Stock Market, Inc.

The Company’s management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements and affirming their independence on an annual basis. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We have relied, without independent verification, on the information provided to us and on the representations made by the Company’s management and independent registered public accounting firm.

In fulfilling our responsibilities as the Audit Committee, we conferred with Grant Thornton LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, regarding the overall scope and plans for Grant Thornton’s audit of the Company’s financial statements for the fiscal year 2015. We met with them, with and without the Company’s management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. We reviewed and discussed the audited financial statements for fiscal year 2015 with management and Grant Thornton.

We discussed with Grant Thornton the matters required to be discussed by Statement of Auditing Standards No. 61, including a discussion of its judgments as to the quality, not just the acceptability, of the Company’s reporting mechanisms and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, we received from Grant Thornton the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with Grant Thornton, as well as other matters related to Grant Thornton’s independence from management and the Company.

Based on the reviews and discussions referred to above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for fiscal year 2015 for filing with the Securities and Exchange Commission.

On behalf of the Audit Committee,

John Neis

OTHER MATTERS

Audit and Other Fees

The following table shows fees for professional audit services, audit-related fees, tax fees and other services rendered by Grant Thornton LLP, including its affiliates, for the audit of our annual financial statements for the fiscal years ended December 31, 2015 and 2014:

Fee Category	Fiscal 2015	Fiscal 2014
Audit fees	$132,250	$190,939
Audit-related fees	—	—
Tax fees	1,830	1,747
All other fees	—	—
Total fees	$134,080	$192,686

Audit Fees. Audit fees were for professional services rendered for the audit of our annual financial statements, the review of quarterly financial statements and the preparation of statutory and regulatory filings. Note that the 2015 and 2014 amounts include approximately $21,000 and $67,800, respectively, in fees associated with work performed in connection with registration statements.

Audit-Related Fees. Audit-related fees include fees for assurance and related services by the principal accountant that are reasonably related to the performance of audit and reviews but that are not included under “Audit Fees” above. No such services were provided.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning and mergers and acquisitions.

All Other Fees. All other fees include assistance with miscellaneous reporting requirements and interpretation of technical issues. No such services were provided.

Our Audit Committee has determined that the services Grant Thornton LLP performed for us during fiscal 2015 were at all times compatible with its independence.

Policy on Pre-Approval of Audit and Non-Audit Services

At present, our Audit Committee approves each engagement for audit and non-audit services before we engage Grant Thornton to provide those services.

Our Audit Committee has not established any pre-approval policies or procedures that would allow our management to engage Grant Thornton to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services. None of the services provided by Grant Thornton for 2015 or 2014 were obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

Solicitation

In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone, press release, facsimile, telegraph, the Internet or advertisements. We will pay all of the costs of this proxy solicitation. We will also reimburse brokers, banks, nominees and other fiduciaries for their expenses in sending these materials to you and getting your voting instructions. We have also engaged The Proxy Advisory Group, LLC® to assist us with the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

Other Proposed Action

Our Board of Directors knows of no other business to come before the Special Meeting in lieu of our 2016 Annual Meeting of Stockholders. However, if any other business should properly be presented at the meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

Stockholder Proposals

Stockholders who wish to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2017 Annual Meeting of Stockholders must submit the proposals in proper form to us at the address set forth on the first page of this proxy statement not later January 25, 2017, or, if the date of that meeting is more than 30 calendar days before or after June 29, 2017, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2017 Annual Meeting.

Stockholder proposals intended to be presented at our 2017 Annual Meeting submitted outside the processes of Rule 14a-8 must be received in writing by us no later than the close of business on March 31, 2017, nor earlier than March 1, 2017, together with all supporting documentation and information required by our by-laws.

Multiple Stockholders Sharing the Same Address

Please note that brokers may deliver only one set of proxy materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of those stockholders. This practice, known as “householding,” is designed to reduce printing and postage costs. If any stockholder residing at such an address wishes to receive a separate set of proxy materials, we will promptly deliver a separate copy to any stockholder upon written or oral request to Investor Relations, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716, by telephone at (608) 441-8120 or by e-mail at ir@cellectar.com. Stockholders can also contact Investor Relations in this manner to indicate that they wish to receive separate sets of proxy materials, as applicable, in the future or to request that we send only a single set of materials to stockholders sharing an address who are currently receiving multiple copies.

Incorporation by Reference

The SEC allows us to incorporate by reference certain information into this proxy statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. This proxy statement incorporates by reference the following documents, which have been filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including our audited financial statements and management’s discussion and analysis of financial condition and results of operations;

•	our Current Report on Form 8-K filed on April 14, 2016;

•	our Current Report on Form 8-K filed on April 21, 2016; and

•	our Current Report on Form 8-K filed on May 3, 2016.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is being sent to each of our stockholders simultaneously with this proxy statement. Upon oral or written request and at no cost to the requester, we will provide to each person, including any beneficial owner, to whom a proxy statement is delivered, a copy of any or all of the information that has been incorporated by reference in this proxy statement but not delivered with this proxy statement. You may request copies of these filings, at no cost, by writing to us at Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, WI 53716, Attention: Chief Financial Officer.

To the extent that this proxy statement has been or will be specifically incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled “Audit Committee Report” and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to: Investor Relations, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716.

If You Have Any Questions

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, The Proxy Advisory Group, LLC, at 18 East 41 st Street, 20 th  Floor, New York, New York 10017, or by telephone at (212) 616-2181.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

APPENDIX A

Cellectar Biosciences, Inc.

2015 STOCK INCENTIVE PLAN

SECTION 1. General Purpose of the Plan; Definitions

The purpose of this 2015 Stock Incentive Plan (the “Plan”) is to encourage and enable officers and employees of, and other persons providing services to, Cellectar Biosciences, Inc. (the “Company”) and its Subsidiaries (as defined below) to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards, Stock Appreciation Rights and Restricted Stock Units. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

“Board” means the Board of Directors of the Company.

“Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Subsidiary that the Holder’s employment or other relationship with the Company or any such Subsidiary should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Subsidiary) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Subsidiary or any other Subsidiary or on the Award holder’s ability to perform services for the Company or any such Subsidiary, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Subsidiary.

“Change of Control” shall have the meaning set forth in Section 16.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” shall have the meaning set forth in Section 2.

“Covered Employee” means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Disability” means disability as set forth in Section 22(e)(3) of the Code.

“Effective Date” means the date on which the Plan is approved by the stockholders as set forth in Section 18.

“Eligible Person” shall have the meaning set forth in Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted in the Over-the-Counter Market provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted in the Over-the-Counter Market, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means any director who: (i) is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary, (ii) does not receive compensation, either directly or indirectly, from the Company or a Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

“Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

“Performance Criteria ” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Period. The Performance Criteria (which shall be applicable to the organizational level specified by the Committee, including, but not limited to, the Company as a whole, or a unit, division, department, group, line of business, or other business unit, whether or not legally constituted, in which the individual works) that will be used to establish Performance Goals are limited to the following: (i) stock price, (ii) market share, (iii) sales, (iv) revenue, (v) return on equity, assets or capital, (vi) economic profit (economic value added), (vii) total stockholder return, (viii) costs, (ix) expenses, (x) margins, (xi) earnings (including EBITDA) or earnings per share, (xii) cash flow (including adjusted operating cash flow), (xiii) customer satisfaction, (xiv) operating profit, (xv) net income, (xvi) research and development, (xvii) product releases, (xviii) manufacturing , or (xix) any combination of the foregoing, any of which under the preceding clauses (i) through (xix) may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or market index .

 2

“Performance Goals” means, for a Performance Period, the specific goals established in writing by the Committee for a Performance Period based upon the Performance Criteria.

“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a recipient’s right to and the payment of a Performance-Based Award granted pursuant to Section 11.

“Performance Share Award” means an Award pursuant to Section 8.

“Restricted Stock Award” means an Award granted pursuant to Section 6.

“Restricted Stock Unit” means an Award granted pursuant to Section 10.

“SEC” means the Securities and Exchange Commission or any successor authority.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the common stock, $0.00001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award granted pursuant to Section 9.

“Subsidiary” means any subsidiary corporation of the Company, as defined in Section 424 of the Code.

“Termination Date” means the date, as determined by the Committee, that an individual’s employment or service relationship, as applicable, with the Company or a Subsidiary terminates for any reason.

“Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2. Administration of Plan; Committee Authority to Select Participants and Determine Awards.

(a) Committee . It is intended that the Plan shall be administered by the Compensation Committee of the Board (the “Committee”), consisting of not less than two (2) persons each of whom qualifies as an Outside Director and a Non-Employee Director, but, except as required by law, the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, and subject to any limitations set forth in the charter of the Committee, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

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(b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards, except that repricing of Stock Options and Stock Appreciation Right shall not be permitted without stockholder approval; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 3. Shares Issuable under the Plan; Mergers; Substitution.

(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 70,000 shares (as adjusted for the March 2016 reverse stock split), plus an additional number of shares, that are currently available under the Company’s Amended and Restated 2006 Stock Incentive Plan (the “Prior Plan”) or may be added back to the Prior Plan pursuant to the next sentence, in each case subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any Awards, or awards under the Prior Plan, as applicable, which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

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(b) Change in Stock . Subject to Section 16 hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of shares of Stock that can be granted to any one individual recipient, (iii) the maximum number of shares that may be granted under a Performance-Based Award, (iv) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (v) the repurchase price per share subject to each outstanding Restricted Stock Award, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options or Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation applicable to individuals set forth in the penultimate sentence of Section 3(a)

SECTION 4. Eligibility.

Incentive Stock Options may be granted to employees (including officer and directors who are also employees) of the Company or a Subsidiary, and all other Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company and its Subsidiaries (all such persons, “Eligible Persons”).

SECTION 5. Stock Options.

Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Exercise Price . The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

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(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c) Exercisability; Rights of a Stockholder .. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise . Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option Agreement, by one or more of the following methods:

(i) by delivery to the Company of (or attestation to the ownership of) shares of Stock, not subject to restrictions under any Company plan, having a Fair Market Value equal in amount to the aggregate exercise price of the Options being exercised; or

(ii) if the class of Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iii) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a Fair Market Value equal to such aggregate exercise price of the Options being exercised; or

(iv) by any combination of such methods of payment.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

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(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

(g) Exercise Period following Termination .. When an optionee’s employment (or other service relationship) with the Company and its Subsidiaries terminates, the optionee’s Stock Options may be exercised within the period of time specified in the agreement evidencing the Option, to the extent that the Option is vested on the optionee’s Termination Date. In the absence of a specific period of time set forth in such agreement, Stock Options shall remain exercisable (to the extent vested on the optionee’s Termination Date): (i) for 90 days following the Termination Date upon any termination by us without cause; or (ii) for 30 days following voluntary termination by the optionee; or (iii) for 90 days following the Disability of the optionee; or (iv) for 180 days following the Termination Date upon termination for death; provided however that in no event shall any Option be exercisable after the expiration of the term of such Option; and provided further that in the event that an optionee’s employment with the Company or a Subsidiary has been terminated by the Company for Cause, as determined by the Committee in its sole discretion, any Stock Option held by such optionee shall immediately terminate and be of no further force and effect.

(h) Non-Employee Director Options .. Notwithstanding anything to the contrary in the foregoing, in the event that any Non-Employee Director holding a Stock Option granted under the Plan resigns voluntarily from the Board, the vesting of such Option shall be accelerated such that the Option is fully vested on the Non-Employee Director’s Termination Date, and the Non-Employee Director shall be allowed to exercise such Option for a period equal to the lesser of the term of the Option or three years from the Termination Date.

SECTION 6. Restricted Stock Awards.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b) Acceptance of Award . A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock Award shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

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(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), any shares of Restricted Stock which have not then vested shall automatically be forfeited to the Company.

(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 14, amend any conditions of the Award.

(f) Waiver, Deferral and Reinvestment of Dividends . The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. Unrestricted Stock Awards.

(a) Grant or Sale of Unrestricted Stock .. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. Performance Share Awards.

A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals; provided however that the Committee, in its discretion, may provide either at the time of grant or at the time of settlement that a Performance Share Award will be settled in cash. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award (which may include, without limitation, continued employment by the recipient or a specified achievement by the recipient, the Company or any business unit of the Company), the periods during which performance is to be measured, and all other limitations and conditions applicable to the Award or the Stock issuable thereunder. Upon the attainment of the specified performance goal shares of Stock (or cash, as applicable) shall be issued pursuant to the Performance Share Award as soon as practicable thereafter, but in no event later than two and one-half months after the calendar year in which such performance goal is attained.

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SECTION 9. Stock Appreciation Rights.

The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock, a cash payment, or a combination of shares and cash (as provided in the Stock Appreciation Right) having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Any Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine; provided however that the term of a Stock Appreciation Right shall not exceed ten years.

SECTION 10. Restricted Stock Units.

A Restricted Stock Unit is a bookkeeping entry representing the right to receive, upon its vesting, one share of Stock (or a percentage or multiple of one share of Stock if so specified in the agreement evidencing the Award) for each Restricted Stock Unit awarded to a recipient and represents an unfunded and unsecured obligation of the Company. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. At the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Notwithstanding the foregoing, the Committee, in its discretion, may determine either at the time of grant or at the time of settlement, that a Restricted Stock Unit shall be settled in cash. Except to the extent that the Committee provides otherwise, a recipient’s right in all Restricted Stock Units that have not vested shall automatically terminate immediately following the recipient’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries.

SECTION 11. Performance-Based Awards to Covered Employees.

(a) Performance-Based Awards . A Performance-Based Award means any Restricted Stock Award, Performance Share Award, or Restricted Stock Unit granted to a Covered Employee (or to an employee that the Committee determines may become a Covered Employee) that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code. A Performance-Based Award shall be payable upon the attainment of Performance Goals that are established by the Committee and related to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Period. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; provided, however, that the Committee may not exercise such discretion in a manner that would increase the amount of the Performance-Based Award.

(b) Grant of Performance-Based Awards. With respect to each Performance-Based Award, the Committee shall select, within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable Performance Goals.

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(c) Payment of Performance-Based Awards.   Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, shall calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Period. The Committee shall then determine the actual size of each recipient’s Performance-Based Award, and, in doing so, may reduce (but not increase) or eliminate the amount of the Performance-Based Award if, in its sole judgment, such reduction or elimination is appropriate.

SECTION 12. Tax Withholding.

(a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Shares . A participant may elect, with the consent of the Committee, to have the statutory minimum tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award, or (ii) delivering to the Company a number of shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 13. Transfer and Leave of Absence.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing; provided, that the vesting date or dates of any unvested Award held by such employee shall automatically be extended by a period of time equal to the period of such approved leave of absence.

SECTION 14. Amendments and Termination.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Notwithstanding the foregoing, neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option or Stock Appreciation Right, whether through amendment, cancellation and regrant, exchange or any other means, except for changes made pursuant to Section 3(b).

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This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be adversely altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 15. Status of Plan.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards.

SECTION 16. Change of Control Provisions.

(a) Upon the occurrence of a Change of Control as defined in this Section 16, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or payment of the Award; (ii) provide for termination of any Awards not exercised prior to the occurrence of a Change in Control; (iii) provide for payment to the holder of the Award of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the Change in Control in exchange for cancellation of the Award; (iv) adjust the terms of the Award in a manner determined by the Committee to reflect the Change in Control; (v) cause the Award to be assumed, or new rights substituted therefor, by another entity; or (vi) make such other provision as the Committee may consider equitable to the holders of Awards and in the best interests of the Company.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(ii) the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the closing of a sale or other disposition by the Company of all or substantially all of the assets of the Company;

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(iv) individuals who constitute the Board on the Effective Date (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided , that any individual who becomes a member of the Board subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors shall be treated as an Incumbent Director unless he or she assumed office as a result of an actual or threatened election contest with respect to the election or removal of directors; or

(v) a complete liquidation or dissolution of the Company;

provided , in each case, that such event also constitutes a “change in control event” within the meaning of the Treasury Regulation Section 1.409A-3(i)(5) if necessary to avoid the imposition of additional taxes under Section 409A.

SECTION 17. General Provisions.

(a) No Distribution; Compliance with Legal Requirements . The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

No Award under the Plan shall be a a nonqualified deferred compensation plan, as defined in Code Section 409A, unless such Award meets in form and in operation the requirements of Code Section 409A(a)(2),(3), and (4).

Notwithstanding anything to the contrary contained in this Plan, Awards may be made to an individual who is a foreign national or employed or performing services outside of the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company. In lieu of delivery of stock certificates, the Company may, to the extent permitted by law and the Certificate of Incorporation and by-laws of the Company, issue shares of Stock hereunder in book entry form.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy, as in effect from time to time.

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(e) Lock-Up Agreement. By accepting any Award, the recipient shall be deemed to have agreed that, if so requested by the Company or by the underwriters managing any underwritten offering of the Company’s securities, the recipient will not, without the prior written consent of the Company or such underwriters, as the case may be, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares subject to any such Award during the Lock-up Period, as defined below. The “Lock-Up Period” shall mean a period of time not exceeding 180 days or, if greater, such number of days as shall have been agreed to by each director and executive officer of the Company in connection with such offering in a substantially similar lock-up agreement by which each such director and executive officer is bound. If requested by the Company or such underwriters, the recipient shall enter into an agreement with such underwriters consistent with the foregoing.

(f) Section 409A Awards. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a recipient who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the recipient’s separation from service, or (ii) the recipient’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any 409A Award may not be accelerated or postponed except to the extent permitted by Section 409A.

SECTION 18. Effective Date of Plan.

This Plan shall become effective upon approval by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders at which a quorum is present or by written consent of the stockholders. Subject to such approval by the stockholders, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 19. Governing Law.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

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APPENDIX B

AMENDMENT AND EXCHANGE AGREEMENT (the “Agreement”) is made as of the 13 day of April 2016, by and between, Cellectar Biosciences, Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each, a “Investor”, and collectively, the “Investors”). Defined terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

WHEREAS, pursuant to certain securities purchase agreement dated September 28, 2015, by and between the Company and the Investors (the “Purchase Agreement”), the Company issued to the Investors (i) shares of Common Stock, and/or (ii) Series B Prefunded Warrants and (iii) Series A Warrants;

WHEREAS, subject to the terms and conditions herein, in exchange for the Series B Prefunded Warrants, the Company desires to issue to the Investors shares of Series Z Convertible Preferred Stock] (the “Exchange Shares”) having the rights, privileges and preferences set forth in the Certificate of Designation of Rights, Privileges and Preferences of Series Z Convertible Preferred Stock in the form attached hereto as Exhibit A (the “Certificate of Designation”);

WHEREAS, the parties desire to effect certain other amendments to the Transaction Documents as set forth herein;

WHEREAS, the exchange of the Series B Prefunded Warrants for the Exchange Shares (and shares of Common Stock issuable upon conversion thereof is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company has filed a registration statement with the Commission (333-208638) in connection with a proposed firm commitment underwritten offering of its securities (the “Offering”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Exchange . On the Exchange Closing Date (as defined below), subject to the terms and conditions of this Agreement, pursuant to Section 3(a)(9) of the Securities Act, each Investor shall exchange all of the Series B Prefunded Warrants then held by such Investor for Exchange Shares as follows: the Stated Value (as defined in the Certificate of Designation) of the Exchange Shares issuable to each Investor shall be equal to the pro-rata Subscription Amount of the Series B Prefunded Warrants then held by such Investor (by way of an example, if such Investor’s Subscription Amount under the Purchase Agreement was equal to $1,000,000 and such Investor then holds 50% of the Series B Prefunded Warrants issued to it pursuant to the Purchase Agreement (as adjusted for forward and reverse stock splits and the like), the Exchange Shares issued to such Investor would have an aggregate “Stated Value” (as defined in the Certificate of Designation) of $500,000). The initial Conversion Price (as defined in the Certificate of Designation) of the Exchange Shares shall be equal to the lesser of (x) the Per Warrant Share Purchase Price or (y) the lowest “Base Share Price” (as defined in the Series B Prefunded Warrants). The Stated Value for each Exchange Share shall be $10,000. At the Exchange Closing (as defined below), the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

1.1           Within 5 Trading Days following the date of “Shareholder Approval” (for clarity, as defined in Section 7.4 herein and not as defined in the Purchase Agreement) is received and effective each Investor shall tender to the Company a copy (which may be delivered by facsimile or electronic mail) of the Series B Prefunded Warrant (or a duly executed and delivered lost warrant affidavit, in form and substance reasonably satisfactory to the Company). Upon receipt of the Exchange Shares in accordance with Section 1.2, all of the Investors’ rights under the Series B Prefunded Warrants shall be extinguished. For clarity, prior to consummation of the Exchange, nothing herein limits the Purchasers’ rights under its Series B Prefunded Warrants (including, without limitation, exercise rights in accordance with the terms thereof).

1.2           On or prior to the fifth (5th) Trading Day after the Shareholder Approval, the Company shall issue each Investor a certificate evidencing its respective Exchange Shares (as calculated in Section 1 above) along with evidence of the filing of the Certificate of Designation with the Secretary of State of the State of Delaware.

2.            The Closing . Subject to the conditions set forth below, the Exchange shall take place at the offices of Company Counsel within 5 Trading Days of Shareholder Approval or at such other time and place following Shareholder Approval as the Company and the Investors mutually agree (the “Exchange Closing” and the “Exchange Closing Date”) and the amendments to the Series A Warrants and other agreements under Section 3 shall be effective immediately following the consummation of the Offering.

3.            Other Agreements .

3.1           Effectively immediately following the consummation of the Offering and any adjustment to the exercise price of the Series A Warrants as a result of the Offering, Section 3(b) of the Series A Warrants is hereby amended and restated in its entirety as follows:

“(b)          [RESERVED]”

3.2           In consideration of the amendment in Section 3.1 above, upon consummation of the Offering, the Company hereby agrees to issue each Investor a warrant (the “New Warrant”), in the form of the Series A Warrant, as amended hereunder, exercisable for a number of shares of Common Stock as set forth on Schedule A hereto, but having an exercise price equal to the exercise price of the Series A Warrants as adjusted in respect of the Offering, and a term of exercise commencing 6 months following their issuance and expiring five years from when such warrants become exercisable. Upon issuance of the New Warrants, the term “Series A Warrants” under all Transaction Documents shall be amended to include the New Warrants (and, for clarity, among other rights, the Company shall file a registration statement with respect thereto as provided under the Registration Rights Agreement).

4.            Conditions .

4.1           Condition’s to Investor(s)’ Obligations . The obligations of each Investor is subject to the fulfillment of each of the following conditions:

(a)           Representations and Warranties . The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Exchange Closing Date as if made on and as of such date.

(b)           Issuance of Securities . At the Exchange Closing, the Company shall issue the Exchange Shares. On the closing of the Offering, the Company shall issue the New Warrants.

(c)           No Actions . No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

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(d)           Proceedings and Documents . All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to each Investor, and each Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(e)           Shareholder Approval . With respect to the Exchange, Shareholder Approval shall be received and effective.

4.2           Condition’s to the Company’s Obligations . The obligation of the Company is subject to the fulfillment, to the Company’s reasonable satisfaction, of each of the following conditions:

(a)           Representations and Warranties . The representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects on the date hereof and on and as of the Exchange Closing Date as if made on and as of such date.

(b)           Deliverables . At or prior to the Exchange Closing, each Investor shall have tendered to the Company a copy (which may be delivered by facsimile or electronic mail) of the Series B Prefunded Warrant certificate (or a duly executed and delivered lost warrant affidavit, in form and substance reasonably satisfactory to the Company).

(c)           No Actions . No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d)           Proceedings and Documents . All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

5.            Representations and Warranties of the Company . The Company hereby represents and warrants to each Investor that:

5.1            Organization, Good Standing and Qualification . The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

5.2            Authorization . Other than Shareholder Approval with respect to the Exchange Shares (and shares of Common Stock issuable upon conversion thereof), all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder and thereunder, and the authorization (or reservation for issuance), the Exchange, and the issuance of the Exchange Shares, the New Warrant and the shares of Common Stock issuable upon conversion and exercise thereof (collectively, the “Securities”) have been taken on or prior to the date hereof.

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5.3            Valid Issuance of the Securities . The Exchange Shares when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. The Exchange Shares (and shares of Common Stock issuable upon conversion thereof) are freely tradeable and shall not be required to bear any Securities Act legend. The New Warrants when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued. The shares of Common Stock underlying the New Warrants, when issued and delivered upon exercise in accordance with the terms of the New Warrants, will be duly and validly issued, fully paid and non-assessable.

5.4            Offering . Subject to the truth and accuracy of the Investors’ representations set forth in Section 6 of this Agreement, the offer and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5.5            Compliance With Laws . The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect on its business, and the Company has not received written notice of any such violation.

5.6            Consents; Waivers . No consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein.

5.7            Acknowledgment Regarding Investor’s Relationship to the Company . The Company acknowledges and agrees that each Investor is acting solely in the capacity of arm’s length Investor with respect to this Agreement and the other documents entered into in connection herewith and the transactions contemplated hereby and thereby and that such Investor is not an officer or director of the Company. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the transactions contemplated hereby.

5.8            Absence of Litigation . There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock, or any of the Company’s officers or directors in their capacities as such.

5.9            Validity; Enforcement; No Conflicts . This Agreement and other documents contemplated hereby to which the Company is a party have been duly and validly authorized, executed and delivered on behalf of the Company and shall constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Company of this Agreement and each Transaction Document to which the Company is a party and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which it is bound, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Company, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

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5.10          Disclosure . Other than as set forth in the 8-K Filing (as defined below), the Company confirms that neither it nor any other Person acting on its behalf has provided any Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information. The Company understands and confirms that each Investor will rely on the foregoing representations in effecting transactions contemplated hereby.

6.            Representations and Warranties of the Investors . Each Investor, severally and not jointly with the other Investors hereby represents, warrants and covenants that:

6.1            Authorization . The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

6.2            Accredited Investor Status; Investment Experience . The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

6.3            Reliance on Exemptions . The Investor understands that the Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

6.4            Information . The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Securities which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities and the transactions contemplated by this Agreement.

6.5            No Governmental Review . The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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6.6            Validity; Enforcement; No Conflicts . This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of such Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The execution, delivery and performance by the Investor of this Agreement a and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

6.7            No Consideration Paid . No commission or other remuneration has been paid by the Investor (or any of its agents or affiliates) to the Company related to the Exchange.

6.8            Investor’s Relationship to the Company . The Investor is not an officer or director of the Company. The Investor has not acted as financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the transactions contemplated hereby.

7.            Additional Covenants

7.1            Disclosure . The Company shall, on or before 8:30 a.m., New York City Time, on the first business day after the date of this Agreement, issue a press release and/or Current Report on Form 8-K (collectively, the “8-K Filing”) disclosing all material terms of the transactions contemplated hereby. From and after the issuance of the 8-K Filing, the Investors shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees and agents, not to, provide any Investor with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of such Investor. The Company shall not disclose the name of any Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any Investor or any of its affiliates, on the other hand, shall terminate.

7.2            Listing . The Company shall promptly secure the listing or designation for quotation (as applicable) of all of the Common Stock underlying the Exchange Shares and New Warrants upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as applicable) (subject to official notice of issuance) and shall maintain such listing of all the Common Stock from time to time issuable under the terms of the Transaction Documents. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 7.2.

7.3            Holding Period . For the purposes of Rule 144 of the Securities Act, the Company acknowledges that the holding period of the Series B Prefunded Warrants may be tacked onto the holding period of the Exchange Shares, and the Company agrees not to take a position contrary to this Section 7.3. In addition, subject to the truth and accuracy of the Investor’s representations set forth herein, the Exchange Shares (and shares of Common Stock issuable upon conversion thereof) shall take on the unrestricted characteristics of the Series B Prefunded Warrants (and shall be issued free of legends) and the Company agrees not to take a position to the contrary.

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7.4            Conversion Exercise Procedures. The form of Notice of Conversion included in the Certificate of Designation sets forth the totality of the procedures required of the Investor in order to convert the Exchange Shares. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Exchange Shares. No additional legal opinion, other information or instructions shall be required of the Investors (from the Company or their transfer agent) to convert their Exchange Shares and receive unrestricted free trading shares of Common Stock on conversion thereof.

7.5            Shareholder Approval . The Company shall hold a special meeting of shareholders (which may also be at the annual or special in lieu of annual meeting of shareholders) at the earliest practical date after the closing of the Offering, but in no event later than 90 days following the closing of the Offering, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use its reasonable best efforts to obtain such Shareholder Approval. As used herein, “Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Exchange, including the issuance of shares of Common Stock upon conversion of the Exchange Shares in excess of 19.99% of the issued and outstanding Common Stock on the date hereof.

8.            Miscellaneous

8.1            Successors and Assigns . Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2            Governing Law; Jurisdiction . All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the Certificate of Designation shall be governed in accordance with the governing law and jurisdiction provisions of the Purchase Agreement, except that the Certificate of Designation shall be governed by Delaware law.

8.3            Titles and Subtitles . The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4            Notices . Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

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If to the Company:

Cellectar Biosciences, Inc.
Address: 3301 Agriculture Drive, Madison, WI 53716
Facsimile: (608) 441-8121
Attention: Chief Financial Officer

With a copy to:

Foley Hoag LLP,
155 Seaport Boulevard
Boston, MA 02210
Attn: Paul Bork
Facsimile: (617) 832-7000
Email: pbork@foleyhoag.com

If to a Investor, to its address, facsimile number and e-mail address set forth on its signature page hereto,

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

8.5            Amendments and Waivers . Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Investors and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

8.6            Severability . If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

8.7            Entire Agreement . This Agreement represents the entire agreement and understandings between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

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8.8            Counterparts . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9            Interpretation . Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

8.10          No Third Party Beneficiaries . This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.11          Survival . The representations, warranties and covenants of the Company and the Holder contained herein shall survive the Closing and delivery of the Securities.

8.12          Further Assurances . Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.13          No Strict Construction . The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.            Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Investor and its respective counsel have chosen to communicate with the Company through EGS. EGS does not represent any of the Investors only represented the Placement Agent of the securities sold under the purchase agreement. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Investors. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

CELLECTAR BIOSCIENCES, INC.

By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

Greenway Properties Inc.

By:	/s/ Jeff Straubel
Name: Jeff Straubel
Title:

Address for Notices:

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

Lincoln Park Capital Fund LLC

By:	/s/ Joshua Scheinfeld
Name: Joshua Scheinfeld
Title:

Address for Notices:

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

Sabby Healthcare Master Fund

By:	/s/ Robert Grundstein
Name: Robert Grundstein
Title:

Address for Notices:

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR:

Sabby Volatility Warrant Master Fund, Ltd.

By:	/s/ Robert Grundstein
Name: Robert Grundstein
Title:

Address for Notices:

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SCHEDULE A

New Warrants being issued

Investor Name

Sabby Healthcare Master Fund, Ltd.	84,850
Sabby Volatility Warrant Master Fund, Ltd.	42,426
Total Sabby	127,276

Lincoln Park Capital Fund, LLC	127,274

Greenway Properties, Inc.	45,456

Total	300,006

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APPENDIX C

CELLECTAR BIOSCIENCES, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES Z CONVERTIBLE PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE

DELAWARE GENERAL CORPORATION LAW

The undersigned, __________, does hereby certify that:

1. He is the President of Cellectar Biosciences, Inc., a Delaware corporation (the “ Corporation ”).

2. The Corporation is authorized to issue 7,000 shares of preferred stock, none of which have been issued.

3. The following resolutions were duly adopted by the board of directors of the Corporation (the “ Board of Directors ”):

WHEREAS, the certificate of incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 7,000 shares, $.00001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of, except as otherwise set forth in the Exchange Agreement, up to [__],000 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

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TERMS OF PREFERRED STOCK

Section 1 . Definitions .. For the purposes hereof, the following terms shall have the following meanings:

“ Affiliate ” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“ Alternate Consideration ” shall have the meaning set forth in Section 7(e).

“ Beneficial Ownership Limitation ” shall have the meaning set forth in Section 6(d).

“ Business Day ” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“ Buy-In ” shall have the meaning set forth in Section 6(c)(iv).

“ Commission ” means the United States Securities and Exchange Commission.

“ Common Stock ” means the Corporation’s common stock, par value $.00001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“ Common Stock Equivalents ” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“ Conversion Amount ” means the sum of the Stated Value at issue.

“ Conversion Date ” shall have the meaning set forth in Section 6(a).

“ Conversion Price ” shall have the meaning set forth in Section 6(b).

“ Conversion Shares ” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“ Exchange Act ” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“ Exchange Agreement ” means the Exchange and Amendment Agreement dated as of April ___, 2016 among the Company and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“ Exempt Issuance ” shall have the meaning set forth in the Exchange Agreement.

“ Fundamental Transaction ” shall have the meaning set forth in Section 7(e).

“ GAAP ” means United States generally accepted accounting principles.

“ Holder ” shall have the meaning given such term in Section 2.

“ Liquidation ” shall have the meaning set forth in Section 5.

“ New York Courts ” shall have the meaning set forth in Section 8(d).

“ Notice of Conversion ” shall have the meaning set forth in Section 6(a).

“ Original Issue Date ” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“ Person ” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“ Preferred Stock ” shall have the meaning set forth in Section 2.

“ Purchase Agreement ” means the Securities Purchase Agreement, dated as of September 28, 2015 among the Corporation and the investors signatory thereto, as amended, modified or supplemented from time to time in accordance with its terms.

“ Securities Act ” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“ Share Delivery Date ” shall have the meaning set forth in Section 6(c).

“ Stated Value ” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“ Subsidiary ” means any subsidiary of the Corporation as set forth on Schedule 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.

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“ Successor Entity ” shall have the meaning set forth in Section 7(e).

“ Termination Date ” means, as to each Holder, the date its Preferred Stock is converted in full.

“ Trading Day ” means a day on which the principal Trading Market is open for business.

“ Trading Market ” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange (or any successors to any of the foregoing).

“ Transaction Documents ” means this Certificate of Designation and all Exchange Agreement.

“ Transfer Agent ” means American Stock Transfer & Trust Company, LLC, the current transfer agent of the Corporation with a mailing address of 6201 15 th Avenue, Brooklyn, NY 11219 and a facsimile number of 718-236-2641, and any successor transfer agent of the Corporation.

Section 2 . Designation, Amount and Par Value . The series of preferred stock shall be designated as its Series Z Convertible Preferred Stock (the “ Preferred Stock ”) and the number of shares so designated shall be up to ___ (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a “ Holder ” and collectively, the “ Holders ”)). Each share of Preferred Stock shall have a par value of $.00001 per share and a stated value equal to $ 10,000 (the “ Stated Value ”).

Section 3 . Dividends .. Except for stock dividends or distributions for which adjustments are to be made pursuant to Section 7, Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of Preferred Stock equal (on an as-if-converted-to-Common-Stock basis without regard to conversion limitations herein) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. No other dividends shall be paid on shares of Preferred Stock.

Section 4 . Voting Rights . Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (c) increase the number of authorized shares of Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

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Section 5 . Liquidation .. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “ Liquidation ”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

Section 6 . Conversion ..

a)                   Conversions at Option of Holder . Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “ Notice of Conversion ”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “ Conversion Date ”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)                   Conversion Price . The conversion price for the Preferred Stock shall equal [ $[_____] 1 , subject to adjustment herein (the “ Conversion Price ”).

c)                   Mechanics of Conversion

                                                                    i.                         Delivery of Conversion Shares Upon Conversion . Conversion Shares issuable hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the converting Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Corporation is then a participant in such system, and otherwise by physical delivery of a certificate, registered in the Corporation’s share register in the name of the converting Holder or its designee, for the number of Conversion Shares to which the Holder is entitled pursuant to such conversion to the address specified by the Holder in the Notice of Conversion by the date that is three (3) Trading Days after the delivery to the Company of the Notice of Exercise (such date, the “ Share Delivery Date ”), which shall be free of restrictive legends and trading restrictions representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock. The Conversion Shares shall be deemed to have been issued, and the converting Holder or its designee shall be deemed to have become a holder of record of such shares for all purposes, as of the Conversion Date. Not later than five (5) Trading Days after the Conversion Date, the Company shall deliver or cause to be delivered to the converting Holder a bank check for the amount of any accrued but unpaid dividends on the shares of Preferred Stock so converted.

1 Insert lowest “Base Share Price” as defined in Series B Prefunded Warrants since September transaction.

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                                                                  ii.                         Failure to Deliver Conversion Shares . If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

                                                                iii.                         Obligation Absolute; Partial Liquidated Damages . The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided , however , that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to Section 6(c)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Stated Value of Preferred Stock being converted, $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

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                                                                iv.                         Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion . In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “ Buy-In ”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

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                                                                  v.                         Reservation of Shares Issuable Upon Conversion . The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Exchange Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

                                                                vi.                         Fractional Shares . No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price.

                                                                vii.                        Transfer Taxes and Expenses . The issuance of Conversion Shares on conversion of this Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required doe same-day electronic delivery of the Conversion Shares.

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d)                  Beneficial Ownership Limitation . Notwithstanding anything to the contrary herein, the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such conversion will not violate the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such representation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder . For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request (which may be via email) of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “ Beneficial Ownership Limitation ” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this Section 6(d) shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61 st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

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Section 7 . Certain Adjustments .

a)                   Stock Dividends and Stock Splits . If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b)                   Subsequent Equity Sales . If, at any time while this Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “ Base Conversion Price ” and such issuances, collectively, a “ Dilutive Issuance ”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “ Dilutive Issuance Notice ”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

c)                   Subsequent Rights Offerings . In addition to any adjustments pursuant to Section 7(a) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “ Purchase Rights ”), then the Holder of will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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d)                  Pro Rata Distributions . During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “ Distribution ”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete Conversion of this Preferred Stock (without regard to any limitations on Conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution ( provided , however , to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)                   Fundamental Transaction . If, at any time while this Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “ Fundamental Transaction ”), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “ Alternate Consideration ”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Corporation or any Successor Entity (as defined below) shall, at a Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase the Holder’s Preferred Stock by paying to such Holder an amount of cash equal to the Black Scholes Value of the remaining unconverted portion of its Preferred Stock on the date of the consummation of such Fundamental Transaction. “ Black Scholes Value ” means the value of the Holder’s Preferred Stock based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“ Bloomberg ”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “ Successor Entity ”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents in accordance with the provisions of this Section 7(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

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f)                    Calculations . All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

g)                    Notice to the Holders .

                                                                    i.                         Adjustment to Conversion Price . Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                                                                  ii.                         Notice to Allow Conversion by Holder . If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 8 . Miscellaneous ..

a)                   Notices . Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: _________________ , facsimile number _______________, e-mail address _________ or such other facsimile number, e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 8(a). Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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b)                   Absolute Obligation . Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages and accrued dividends, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)                   Lost or Mutilated Preferred Stock Certificate . If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d)                  Governing Law . All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof.

e)                   Waiver . Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f)                    Severability . If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

 15

g)                   Next Business Day . Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)                   Headings . The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)                     Status of Converted or Redeemed Preferred Stock . Shares of Preferred Stock may only be issued pursuant to the Exchange Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series Z Convertible Preferred Stock.

*********************

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RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file this Certificate of Designation of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Delaware law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this ___ day of _____ 2016.

Name:	Name:
Title:	Title:

 17

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series Z Convertible Preferred Stock indicated below into shares of common stock, par value $.00001 per share (the “ Common Stock ”), of Cellectar Biosciences, Inc., a Delaware corporation (the “ Corporation ”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Exchange Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Stated Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

Address for Delivery: ______________________

or

DWAC Instructions:

Broker no: _________

Account no: ___________

[HOLDER]

By:
Name:
Title:

 18

CELLECTAR BIOSCIENCES, INC.

June 29, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10030303030030000000 2 062916

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR; AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect as Class II director the following nominee:

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

NOMINEE:
James V. Caruso

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting of Stockholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CELLECTAR BIOSCIENCES, INC.

June 29, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

10030303030030000000 2 062916

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR; AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect as Class II director the following nominee:

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

NOMINEE:
James V. Caruso

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Special Meeting of Stockholders and a Proxy Statement for the Special Meeting of Stockholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CELLECTAR BIOSCIENCES, INC.

Proxy for Special Meeting in lieu of Annual Meeting of Stockholders on June 29, 2016

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints James Caruso, Chad Kolean and Paul Bork, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting in lieu of Annual Meeting of Stockholders of Cellectar Biosciences, Inc., to be held on June 29, 2016 at Cellectar's headquarters at 3301 Agriculture Drive, Madison, WI 53716, at 10:00 A.M., local time, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475